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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    May 17, 1996
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                        SOUTHERN MINERAL CORPORATION
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           (Exact name of registrant as specified in its charter)


                                   Nevada
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               (State or other jurisdiction of incorporation)


          0-8043                                       36-2068676
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     (Commission File Number)               (IRS Employer Identification No.)


         500 Dallas, Suite 2800, Houston, Texas            77002-4708
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       (Address of principal executive offices)            (Zip Code)


   Registrant's telephone number, including area code      (713) 658-9444
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         (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On May 17, 1996, Southern Mineral Corporation (the "Company") filed with the Nevada Secretary of State a Certificate of Amendment to the Company's Amended and Restated Articles of Incorporation increasing its authorized capital stock to 20,000,000 shares of common stock, par value $.01 per share. The amendment was approved by the Company's stockholders at the May 15, 1996 annual meeting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.

                          Inapplicable.

         (b)     Pro Forma Financial Information.

                          Inapplicable.

         (c)     Exhibits.

                 3.1 Amended and Restated Articles of Incorporation of Southern Mineral Corporation, as amended (filed herewith).


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 25, 1996                             SOUTHERN MINERAL CORPORATION



                                          By:   /s/ Steven H. Mikel
                                             ---------------------------------
                                                    Steven H. Mikel, President





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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
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
  3.1            Amended and Restated Articles of Incorporation of
                 Southern Mineral Corporation, as amended (filed
                 herewith).
